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Exhibit 99.1

HSBC Finance Corporation
LETTER OF TRANSMITTAL

Offer to Exchange $2,938,669,000 Principal Amount of Outstanding 6.676% Senior
Subordinated Notes due 2021 for $2,938,669,000 Principal Amount of 6.676% Senior
Subordinated Notes due 2021, which have been registered under the Securities Act
(Rule 144A CUSIP No. 40429CGB2/ Regulation S CUSIP No. U4428DCD4)

THE EXCHANGE OFFER WILL EXPIRE AT                             , NEW YORK CITY TIME, ON                             , 2011, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO                             , NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:
Global Bondholder Services Corporation

By Mail, Overnight Courier or Hand Delivery: Global Bondholder Services Corporation 65 Broadway—Suite 404 New York, New York 10006 Attn: Corporate Actions	By Facsimile (Eligible Guarantor Institutions Only): (212) 430-3775/3779 (provide call-back telephone number on fax cover sheet for confirmation) Confirmation: (212) 430-3774

The Information Agent for the offer is:
Global Bondholder Services Corporation
65 Broadway—Suite 404
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers call: (212) 430-3774
Toll-free: (866) 612-5000

        Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        The undersigned hereby acknowledges receipt of the prospectus dated                        , 2011 (the "Prospectus") of HSBC Finance Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal, which together describe the offer by the Company (the "Exchange Offer") to exchange 6.676% Senior Subordinated Notes Due 2021 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for a like principal amount of 6.676% Senior Subordinated Notes Due 2021 (the "Old Notes"). The CUSIP numbers for the Old Notes are 40429CGB2 (144A) and U4428DCD4 (Reg S). Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.

        The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall give notice of any extension by giving written notice to Global Bondholder Services Corporation, the exchange agent, and by making a public announcement by press release to Businesswire, the PR Newswire or other national newswire service. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

        This Letter of Transmittal is to be used by a holder of Old Notes if (i) Old Notes are to be physically forwarded herewith to the exchange agent or (ii) if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the exchange agent at the book-entry transfer facility pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer—Exchange Offer Procedures—Book-Entry Transfer." Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

        The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

        Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

        Please list below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Old Notes. (Please fill in, if blank)	Old Notes Tendered (attach additional list if necessary)

	Principal Represented Tendered**	Principal Amount	Registered Number(s)*	Aggregate Amount by Bond(s)

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders will be accepted only in minimum denominations of $1,000 principal amount and integral multiples of $1,000 above that amount.

☐
CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Numbers of copies:

Ladies and Gentlemen:

        The undersigned hereby tenders to HSBC Finance Corporation, a Delaware corporation (the "Company"), the principal amount of the Company's 6.676% Senior Subordinated Notes Due 2021 (the "Old Notes") specified above in exchange for a like aggregate principal amount of the Company's 6.676% Senior Subordinated Notes due 2021 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated                        , 2011 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

        Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

        THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENTS. THE UNDERSIGNED AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

        The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer—Exchange Procedures" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a Participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established procedures of DTC's Automated Tender Offer Program ("ATOP"), such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

        Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made on the exchange date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives written notice thereof to the exchange agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

        The undersigned acknowledges that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes.

        By tendering Old Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, the undersigned hereby represents and agrees that:

  (i)
  the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company;

  (ii)
  the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes to be received by the undersigned; and

  (iii)
  the undersigned is acquiring the New Notes to be received by the undersigned in its ordinary course of business.

        By tendering Old Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation

Finance of the Securities and Exchange Commission to third parties, that (a) such Old Notes held by the broker-dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

        The undersigned acknowledges and agrees that if the undersigned is using the Exchange Offer to participate in a distribution of the New Notes:

  •
  the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes and that such secondary resale transaction must be covered by an effective registration statement that contains the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC if the resales are of New Notes obtained by the undersigned directly from the Company; and

  •
  failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Company.

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for the Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The Company has agreed that, subject to the provisions of the registration rights agreements, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Exchange Offer registration statement is declared effective or, if earlier, the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activity. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Old Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, such participating broker-dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreements and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder, subject only to limited exceptions applicable to persons to whom the Exchange Offer is not available. Except as stated in the Prospectus, this tender is irrevocable.

IMPORTANT
PLEASE SIGN HERE WHETHER OR NOT OLD NOTES
ARE BEING PHYSICALLY TENDERED HEREBY

(Signature(s) of Registered Holder(s) of Old Notes)

  Dated:                        , 2011

  (The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:
(Please Type or Print)
Capacity:
Address:	(Include Zip code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE
(If Required by Instruction 4)

  Certain signatures must be guaranteed by an eligible institution.

  Signature(s) guaranteed by an eligible institution:

(Authorized Signature)
(Title)
(Name of Firm)
(Address, Include Zip Code)
(Area Code and Telephone Number)

  Dated:                        , 2011

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4 and 5)

          To be completed ONLY if (i) Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

  Issue New Notes and/or Old Notes to:

Name(s):	(Please Type or Print)
(Please Type or Print)
Address:
(Including Zip Code)
(Tax Identification or Social Security Number)

☐	Credit un-exchanged Old Notes delivered by book-entry transfer to the book-entry transfer facility account number set forth below:

(Book-Entry Transfer Facility Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4 and 5)

          To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

  Mail or deliver New Notes and/or Old Notes to:

Name(s):	(Please Type or Print)
(Please Type or Print)
Address:
(Including Zip Code)
(Tax Identification or Social Security Number)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

        1.     DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. All physically delivered Old Notes or any confirmation of a book-entry transfer to the exchange agent's account at the book-entry transfer facility of Old Notes tendered by book-entry transfer (a "book-entry confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof), with any required signature guarantees and any other required documents, must be received by the exchange agent at its address set forth herein prior to                             , New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. If such delivery is by mail, it is recommended that registered mail with return receipt requested properly insured, be used. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

        2.     TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name to obtain a properly completed bond power from the registered holder.

        3.     PARTIAL TENDERS. Tenders of Old Notes will be accepted only in minimum denominations of $1,000 principal amount and integral multiples of $1,000 above that. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

        4.     SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

        If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible guarantor institution that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

        If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

        If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

        Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an eligible guarantor institution.

        No signature guarantee is required if:

  •
  this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein and the New Notes are to be issued directly to such registered holder(s) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

  •
  such Old Notes are tendered for the account of an eligible guarantor institution.

        In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible guarantor institution.

        5.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        6.     TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection with the exchange. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from such payment is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

        7.     VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Old Notes. The interpretation of the terms and conditions by the Company of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such information.

        8.     WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

        9.     NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

        10.   MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

        11.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        12.   WITHDRAWAL. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal Rights."

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

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  Exhibit 99.1
HSBC Finance Corporation LETTER OF TRANSMITTAL